                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549




                                   FORM 8-K\A
                                AMENDMENT NO. 1


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): AUGUST 13, 1997 (June 30,
1997)





                           FELCOR SUITE HOTELS, INC.
              (Exact name of registrant specified in its charter)




         MARYLAND                   0-24250                   72-2541756
  (State or other jurisdiction    (Commission                (IRS Employer
      of incorporation)           File Number)             Identification No.)





   545 E. JOHN CARPENTER FREEWAY,  SUITE 1300, IRVING, TEXAS      75062
             (Address of principal executive offices)           (Zip Code)




      Registrant's telephone number, including area code:  (972) 444-4900

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (a)   FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

    Audited financial statements are included for the Sheraton Acquisition Hotels, including a combined balance sheet for the Sheraton Acquisition Hotels as of December 31, 1996 and March 31, 1997 (unaudited) the related combined statements of revenues over expenses, and combined statements of cash flows for the year ended December 31, 1996 and three months ended March 31, 1997 and 1996 (unaudited) and the combined statements of equity for the year ended December 31, 1996 and the three months ended March 31, 1997 (unaudited).

    (b)   PRO FORMA FINANCIAL INFORMATION.

    The unaudited pro forma statements of operations of the Company and the Lessee are presented as if (i) the acquisitions of all hotels owned by the Company at December 31, 1996, (ii) those hotels acquired in 1997 through July 31, 1997 (collectively the "Hotels"), (iii) the equity offerings consummated during 1996 and 1997 and (iv) related transactions had occurred as of January 1, 1996 and all of the Hotels had been leased to the Lessee pursuant to the Percentage Leases.

    The unaudited consolidated balance sheet of the Company is presented as if the acquisition of the hotels acquired subsequent to March 31, 1997 and the consummation of the June 1997 equity offering and related transactions had occurred on March 31, 1997.

    (c)   EXHIBITS.

Exhibit
Number              Description of Exhibit
------              ----------------------
23.1   --     Consent of Coopers and Lybrand, L.L.P.

                                  SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 13, 1997

                                             FELCOR SUITE HOTELS, INC.



                                             By:  /s/ Lester C. Johnson
                                                  -----------------------------
                                                      Lester C. Johnson
                                                      Vice President/Controller

                         INDEX TO FINANCIAL STATEMENTS


                                                                                                              PAGE
                                                                                                              ----
                                           SHERATON ACQUISITION HOTELS

         Combined audits on five Sheraton hotels in which the Company acquired on June 30, 1997.

Report of Independent Accountants . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        6
Combined Balance Sheets as of December 31, 1996 and March 31, 1997 (unaudited)  . . . . . . . . . . . . .        7
Combined Statements of Revenues Over Expenses for the Year Ended December 31, 1996
   and Three Month Period Ended March 31, 1997 and 1996 (unaudited) . . . . . . . . . . . . . . . . . . .        8
Combined Statements of Equity for the Year Ended December 31, 1996
   and the Three Months Ended March 31, 1997 (unaudited)  . . . . . . . . . . . . . . . . . . . . . . . .        9
Combined Statements of Cash Flows for the Year Ended December 31, 1996
   and the Three Months Ended March 31, 1997 and 1996 (unaudited) . . . . . . . . . . . . . . . . . . . .       10
Notes to Combined Financial Statements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       11

                                              PRO FORMA INFORMATION
                                                   (unaudited)

FelCor Suite Hotels, Inc. Pro Forma Consolidated Statements of Operations
   for the Three Months Ended March 31, 1997 and the Year Ended
   December 31, 1996  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       16
FelCor Suite Hotels, Inc. Pro Forma Consolidated Balance Sheet --
   March 31, 1997 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       25
DJONT Operations, L.L.C. Pro Forma Condensed Consolidated Statements of
   Operations for the Three Months Ended March 31, 1997 and the Year
   Ended December 31, 1996  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       27


                          SHERATON ACQUISITION HOTELS

                         COMBINED FINANCIAL STATEMENTS

                      FOR THE YEAR ENDED DECEMBER 31, 1996

REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Shareholders of

FelCor Suite Hotels, Inc.

We have audited the accompanying combined balance sheet of the Sheraton Acquisition Hotels (described in Note 1) as of December 31, 1996 and the related combined statements of revenues over expenses, equity and cash flows for the year then ended. These financial statements are the responsibility of the management of the Sheraton Hotels. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion. The accompanying financial statements were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 1 to the financial statements and are not intended to be a complete presentation of the Sheraton Acquisition Hotels.

In our opinion, the financial statements referred to above present fairly, in all material respects, the combined financial position of the Sheraton Acquisition Hotels as of December 31, 1996 and the combined results of their operations and their cash flows for the year then ended in conformity with generally accepted accounting principles.

                                        COOPERS & LYBRAND L.L.P.



Dallas, Texas

July 25, 1997

SHERATON ACQUISITION HOTELS
COMBINED BALANCE SHEETS
December 31, 1996 and March 31, 1997 (unaudited)

                                             December 31,         March 31,
                    ASSETS                       1996               1997
                                             ------------        -----------
                                                                 (unaudited)
Investment in hotel properties:
   Land                                   $       14,204,043   $     14,204,043
   Buildings                                     104,813,832        104,813,832
   Furniture, fixtures and equipment              36,500,301         37,781,812
   Construction in progress                        1,253,760            914,692
                                          ------------------   ----------------
                                                 156,771,936        157,714,379
   Accumulated depreciation                     (26,036,362)       (28,056,900)
                                          ------------------   ----------------

   Net investment in hotel properties            130,735,574        129,657,479

Cash and cash equivalents                          2,085,720          2,134,703
Accounts receivable                                3,468,670          4,549,611
Inventories                                        1,311,533          1,349,121
Deferred expenses, net                               227,512            216,100
Prepaids and other                                   231,151            610,206
                                          ------------------   ----------------

                                          $      138,060,160   $    138,517,220
                                          ==================   ================

                    LIABILITIES AND PARTNERS' EQUITY

Book overdrafts                                    2,482,262            939,329
Notes payable                                     58,614,625         58,593,387
Accounts payable, trade                            2,225,498          1,553,496
Accrued expenses                                  11,718,846          2,461,286
                                          ------------------   ----------------

   Total liabilities                              75,041,231         73,547,498

Partners' equity                                  63,018,929         64,969,722
                                          ------------------   ----------------

   Total liabilities and partners' equity $      138,060,160   $    138,517,220
                                          ==================   ================






The accompanying notes are an integral part of these financial statements.

SHERATON ACQUISITION HOTELS
COMBINED STATEMENTS OF REVENUES OVER EXPENSES for the year ended December 31, 1996 and the three-months ended March 31, 1997 and 1996
(unaudited)

                                                         Year Ended                  Three Months Ended
                                                        December 31,                      March 31,
                                                           1996                  1997                 1996
                                                    ----------------      ---------------       --------------
                                                                              (unaudited)          (unaudited)
Gross operating revenue:
   Suite revenue                                    $     50,006,866      $    12,738,260       $   13,651,405
   Food and beverage revenue                              22,047,844            5,608,403            5,539,458
   Other                                                   3,355,113              764,299              800,923
                                                    ----------------      ---------------       --------------
        Total revenue                                     75,409,823           19,110,962           19,991,786
                                                    ----------------      ---------------       --------------
 Expenses:
   Property and operating costs and expenses              18,031,160            3,986,668            4,478,691
   General and administrative                              7,732,418            1,638,561            1,877,982
   Advertising and promotion                               5,568,429              955,067            1,517,414
   Utilities                                               2,551,498              616,165              595,372
   Management fees                                         3,028,753              767,639
   Food and beverage expenses                             17,173,032            4,319,357            4,372,333
   Depreciation and amortization                           7,703,605            2,031,950            1,832,726
   Real estate and personal property taxes
      and property insurance                               3,688,624              953,947              934,189
   Interest expense                                        5,702,959            1,410,432            1,406,790
   Other expenses                                          2,567,203              489,853              506,674
                                                    ----------------      ---------------       --------------
         Total expenses                                   73,747,681           17,169,639           17,522,171
                                                    ----------------      ---------------       --------------
         Revenues over expenses                     $      1,662,142      $     1,941,323       $    2,469,615
                                                    ================      ===============       ==============





 The accompanying notes are an integral part of these financial statements.

SHERATON ACQUISITION HOTELS
COMBINED STATEMENTS OF EQUITY
for the year ended December 31, 1996 and the three months ended March 31, 1997 (unaudited)

 Balance, December 31, 1995                                 $   62,540,022


    Revenues over expenses                                       1,662,142



    Net distributions                                           (1,183,235)
                                                            --------------


 Balance, December 31, 1996                                     63,018,929


    Revenues over expenses (unaudited)                           1,941,323


    Net contributions (unaudited)                                    9,470
                                                            --------------


 Balance, March 31, 1997 (unaudited)                        $   64,969,722
                                                            ==============





 The accompanying notes are an integral part of these financial statements.

SHERATON ACQUISITION HOTELS
COMBINED STATEMENTS OF CASH FLOWS
for the year ended December 31, 1996 and the three months ended March 31, 1997 and 1996 (unaudited)


                                                              Year Ended                Three Months Ended
                                                             December 31,                    March 31,
                                                                 1996                1997                1996
                                                           ----------------    -----------------   -----------------
                                                                                  (unaudited)         (unaudited)
Cash flows from operating activities:
   Revenues over expenses                                  $      1,662,142    $       1,941,323   $       2,469,615
   Adjustments to reconcile revenues over expenses to
     net cash provided by operating activities:
        Depreciation and amortization                             7,703,605            2,031,950           1,832,726
        Loss on disposal of furniture, fixtures, and
                equipment                                           335,500
        Changes in assets and liabilities:
          Accounts receivable                                      (268,019)          (1,080,941)         (1,335,332)
          Inventories                                               143,731              (37,588)             10,707
          Prepaid expenses and other assets                          62,438             (379,055)         (1,808,117)
          Accounts payable, trade                                (1,180,350)            (672,002)         (1,243,485)
          Accrued expenses                                          257,701              742,440           2,646,260
                                                           ----------------    -----------------   -----------------
        Net cash provided by operating activities                 8,716,748            2,546,127           2,572,374


Cash flows from investing activities:
   Additions to hotel properties                                 (8,903,038)            (942,443)           (388,608)
                                                           ----------------    -----------------   -----------------


Cash flows from financing activities:
   Change in book overdrafts                                      1,081,005           (1,542,933)          1,092,179
   Proceeds from issuance of notes payable                        2,050,176                                2,031,718
   Payments on long-term notes payable                           (1,091,303)             (21,238)           (192,408)
   Net contributions from (distributions to) affiliate           (1,183,235)               9,470          (4,347,753)
                                                           ----------------    -----------------   -----------------
     Net cash provided by (used in) financing                       856,643           (1,554,701)         (1,416,264)
     activities
                                                           ----------------    -----------------   -----------------

Net increase in cash and cash equivalents                           670,353               48,983             767,502

Cash and cash equivalents at beginning of periods                 1,415,367            2,085,720           1,415,367
                                                           ----------------    -----------------   -----------------

Cash and cash equivalents at end of periods                $      2,085,720    $       2,134,703   $       2,182,869
                                                           ================    =================   =================

Supplemental disclosure of cash flow information:

     Cash paid during the year for interest                $      6,477,565    $       1,529,829   $       1,587,012
                                                           ================    =================   =================


The accompanying notes are an integral part of these financial statements.

SHERATON ACQUISITION HOTELS
NOTES TO COMBINED FINANCIAL STATEMENTS

1.    ORGANIZATION AND BASIS OF PRESENTATION

      The Sheraton Acquisition Hotels (collectively the "Hotels") consists of the following hotels:

                                                                      Year
         Property         Hotel Brand        Hotel Location          Opened
     Dallas Park Central   Sheraton          Dallas, Texas            1983

     Phoenix Crescent      Sheraton          Phoenix, Arizona         1986

     Atlanta Gateway       Sheraton          Atlanta, Georgia         1986

     Atlanta Galleria      Sheraton          Atlanta, Georgia         1990

     Gateway O'Hare        Sheraton          Chicago, Illinois        1994


      The accompanying combined financial statements of the Hotels have been presented on a combined basis because the Hotels are the subject of a business combination with FelCor Suite Hotels, Inc. (the "Company"), a Maryland corporation established to acquire equity interests in existing hotel properties. The Hotels are owned by ITT Sheraton Corporation or its wholly-owned subsidiaries (collectively "Sheraton" or "Management").

      These financial statements have been prepared to show the operations and financial position of the Hotels, substantially all of whose assets and operations were sold to the Company as of June 30, 1997. The Hotels are included in Sheraton's consolidated federal tax return. The Company has qualified as a REIT and does not pay any federal income taxes. Accordingly, the combined financial statements have been presented on a pretax basis.

      The accompanying unaudited interim combined financial statements as of March 31, 1997 and 1996 have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission. Those financial statements reflect, in the opinion of management, all adjustments necessary for a fair presentation of the interim combined financial statements. All such adjustments are of a normal and recurring nature.

SHERATON ACQUISITION HOTELS
NOTES TO COMBINED FINANCIAL STATEMENTS, CONTINUED

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      INVESTMENT IN HOTEL PROPERTIES

      Hotel properties are recorded at cost and are depreciated using the straight-line method over the estimated useful lives of the assets; 40 years for buildings, 15 years for building improvements and 5-15 years for furniture, fixtures and equipment. Major renewals, betterments and improvements are capitalized. For the Atlanta Galleria hotel, which was developed by Sheraton, property and equipment includes cost and property taxes incurred during the construction period, as well as closing and certain other costs directly related to the development and construction of the hotels. At each reporting period, management of the Sheraton Acquisition Hotels reviews the carrying value of each hotel property to determine if facts and circumstances exist which would suggest that the investment in the hotel property may be impaired or that the depreciation period should be modified.

      Management does not believe that there are any current facts or circumstances indicating impairment of any of its investments in hotel properties at December 31, 1996.

      Expenditures for maintenance and repairs are charged against operations as incurred. Upon disposition, both the asset and accumulated depreciation accounts are relieved and the related gain or loss is credited or charged to the income statement.

      CASH AND CASH EQUIVALENTS

      All highly liquid debt investments with a maturity of three months or less when purchased are considered to be cash equivalents.

      REPLACEMENT RESERVE FUND

      A replacement reserve fund is maintained by the Sheraton Gateway O'Hare Hotel for the primary purpose of funding the replacement of, and additions to furniture, fixtures, equipment, and other capital assets.
      An amount equal to 3% of the gross revenues of the hotel, as defined by the loan agreement, is required to be deposited into the replacement reserve fund on a monthly basis. The balance as of December 31, 1996 was $394,164.

      INVENTORIES

      Inventories, consisting predominately of room linens and foods and beverages, are stated at the lower of cost (generally, first-in, first-out) or market.

      DEFERRED EXPENSES

      Deferred expenses at December 31, 1996 consist of deferred financing fees of the Sheraton Gateway O'Hare hotel of $292,112 net of accumulated amortization of $64,600. Amortization of these fees is computed using the interest method over the maturity of the loan.

      REVENUE RECOGNITION

      Revenue is recognized as earned. Ongoing credit evaluations are performed and an allowance for potential credit losses is provided against the portion of accounts receivable which is estimated to be uncollectible. Such losses have been within management's expectations.

SHERATON ACQUISITION HOTELS
NOTES TO COMBINED FINANCIAL STATEMENTS, CONTINUED

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

      FAIR VALUE OF FINANCIAL INSTRUMENTS

      The carrying amounts of cash and cash equivalents, trade receivables, other assets, accounts payable and amounts included in accruals meeting the definition of a financial instrument approximate fair value due to the short maturity of these instruments. The carrying amount of the Hotels' debt approximates fair value due to the Hotels' ability to obtain such borrowings at comparable rates.

      CONCENTRATION OF CREDIT RISK

      The Hotels maintain cash in bank deposit accounts which, at times, may exceed federally insured limits. The Hotels have not experienced any losses in such accounts.

      USE OF ESTIMATES

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.    NOTES PAYABLE

      Long-term debt consists of the following at December 31, 1996:

         Note payable, collateralized by a mortgage on substantially all property and equipment of the Sheraton Atlanta Gateway Hotel, interest at 8.50%, principal due in annual payments of $750,000 beginning in 1996 and the remaining balance payable upon maturity in
         April 2000.                                                               $   16,250,000


         Note payable, collateralized by a mortgage on substantially all property and equipment of the Sheraton Dallas Park Central Hotel,
         interest at 10%, principal due upon maturity in March 1998.                   28,000,000


         Note payable, collateralized by a mortgage on substantially all property and equipment of the Sheraton Gateway O'Hare Hotel,
         interest rate at 8.0625%, principal due upon maturity in August               14,343,387
         2001.

                                                                                           21,238
                                                                                   --------------
         Obligations under capital lease
                                                                                   $   58,614,625
                                                                                   ==============

SHERATON ACQUISITION HOTELS
NOTES TO COMBINED FINANCIAL STATEMENTS, CONTINUED

3.    NOTES PAYABLE, CONTINUED

      Principal maturities of notes payable at December 31, 1996, are as follows:

              1997                         $           771,238

              1998                                  28,750,000

              1999                                     750,000

              2000                                  14,000,000

              Thereafter                            14,343,387
                                           -------------------

                                           $        58,614,625
                                           ===================


      INTEREST RATE SWAP

      In accordance with the Loan Agreement with Credit Lyonnais, the Sheraton Gateway O'Hare Hotel ("Chicago") entered into an interest rate exchange agreement. The purpose of the agreement is to limit the interest that Chicago is required to pay under their mortgage note with Credit Lyonnais.

                                           SWAP RATE
                        SWAP RATE     RECEIVED (VARIABLE)           SWAP
   NOTATION AMOUNT    PAID (FIXED)   AT DECEMBER 31, 1996         MATURITY
     $14,343,387          7.64%             8.047%           September 1, 2001


      The differences to be paid or received by Chicago under the terms of the swap agreement are accrued as interest rate changes and recognized as an adjustment to interest expense. Chicago does not hold this instrument for trading purposes.

4.    RELATED-PARTY TRANSACTIONS

      MANAGEMENT AGREEMENT

      The Hotels have entered into management agreements with Sheraton to manage and operate the Hotels. Management fee expense, which is discretionary and is not based upon contracts, was $3,028,753 for the year ended December 31, 1996.

SHERATON ACQUISITION HOTELS
NOTES TO COMBINED FINANCIAL STATEMENTS, CONTINUED

5.    COMMITMENTS AND CONTINGENCIES

      Certain equipment is leased under noncancellable operating lease agreements expiring at varying intervals through March 2000. Minimum future rental payments required under these leases as of December 31, 1996 are as follows:

                  1997                         $        235,590

                  1998                                   98,127

                  1999                                   67,063

                  2000                                    9,541
                                               ----------------

                                               $        410,321
                                               ================

                          FELCOR SUITE HOTELS, INC.
               PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1996 AND THE THREE MONTHS ENDED MARCH 31, 1997
         (UNAUDITED, AMOUNTS IN THOUSANDS EXCEPT FOR PER SHARE DATA)

      The following unaudited Pro Forma Consolidated Statements of Operations of FelCor Suite Hotels, Inc. (the "Company") are presented as if the acquisitions of all hotels owned by the Company at December 31, 1996, those hotels acquired in 1997 through July 31, 1997 (collectively the "Hotels"), the equity offerings consummated during 1996 and 1997, including the June 1997 equity offering and related transactions had occurred as of January 1, 1996 and the Hotels had all been leased to DJONT Operations, L.L.C. or consolidated subsidiaries (the "Lessee") pursuant to Percentage Leases. Such pro forma information is based in part upon the Consolidated Statements of Operations of the Company, Pro Forma Statements of Operations of DJONT Operations, L.L.C. (the "Lessee") and the historical Statements of Operations of the acquired hotels. In management's opinion, all adjustments necessary to reflect the effects of these transactions have been made.

      The following unaudited Pro Forma Consolidated Statements of Operations for the periods presented are not necessarily indicative of what actual results of operations of the Company would have been assuming such transactions had been completed on January 1, 1996, nor does it purport to represent the results of operations for future periods.

                                                                   YEAR ENDED DECEMBER 31, 1996
                                                                   ----------------------------
                                                                       PRO FORMA ADJUSTMENTS
                                                                       ---------------------
                                                            1996 ACQUISITIONS    1997 ACQUISITIONS
                                             HISTORICAL       AND PREFERRED        AND EQUITY
                                              COMPANY       STOCK OFFERING(A)      OFFERINGS(B)          TOTAL
                                              -------       -----------------      ------------      ------------
Statement of Operations Data:

Revenues:
     Percentage lease revenue (C) . . . .   $   97,950        $  12,127             $  59,636           $169,713
     Income from unconsolidated
       partnerships (D) . . . . . . . . .        2,010              805                   308              3,123
     Other income (E) . . . . . . . . . .          984             (984)
                                            ----------        ---------             ---------           --------
       Total revenues . . . . . . . . . .      100,944           11,948                59,944            172,836
                                            ----------        ---------             ---------           --------

Expenses:
     General and administrative (F) . . .        1,819               76                 1,408              3,303
     Depreciation (G) . . . . . . . . . .       26,544            4,559                13,604             44,707
     Taxes, insurance and other (H) . . .       13,897            1,292                 8,767             23,956
     Interest expense (I) . . . . . . . .        9,803            6,100                 8,287             24,190
     Minority interest in Operating
       Partnership (J)  . . . . . . . . .        5,590             (417)                  820              5,993
     Minority interest in other
       partnerships (K) . . . . . . . . .                                                 236                236
                                            ----------        ---------             ---------           --------
       Total expenses . . . . . . . . . .       57,653           11,610                33,122            102,385
                                            ----------        ---------             ---------           --------

Net income  . . . . . . . . . . . . . . .       43,291              338                26,822             70,451

Preferred dividends (L) . . . . . . . . .        7,734            4,064                                   11,798
                                            ----------        ---------             ---------           --------

Net income applicable to common
       shareholders (M) . . . . . . . . .   $   35,557        $  (3,726)            $  26,822           $ 58,653
                                            ==========        =========             =========           ========

Net income per common share (M) . . . . .   $     1.54                                                  $   1.62
                                            ----------                                                  --------

Weighted average number of common shares
       outstanding  . . . . . . . . . . .       23,076                                                    36,237
                                            ==========                                                  ========

                      FELCOR SUITE HOTELS, INC. PRO FORMA
                     CONSOLIDATED STATEMENTS OF OPERATIONS
 FOR THE YEAR ENDED DECEMBER 31, 1996 AND THE THREE MONTHS ENDED MARCH 31, 1997
          (UNAUDITED, AMOUNTS IN THOUSANDS EXCEPT FOR PER SHARE DATA)

                                                                  THREE MONTHS ENDED MARCH 31, 1997
                                                                  ---------------------------------
                                                                             PRO FORMA 1997
                                                           HISTORICAL       ACQUISITIONS AND
                                                            COMPANY         EQUITY OFFERINGS          TOTAL
                                                            -------         ----------------          -----
Statement of Operations Data:
Revenues:
     Percentage lease revenue (C) . . . . . . . . .         $35,370             $14,259               $49,629
     Income from unconsolidated partnerships (D)  .           1,127                (285)                  842
     Other income (E) . . . . . . . . . . . . . . .              95                 (95)
                                                            -------            --------               -------

       Total revenues . . . . . . . . . . . . . . .          36,592              13,879                50,471
                                                            -------            --------               -------

Expenses:
     General and administrative (F) . . . . . . . .             972                 100                 1,072
     Depreciation (G) . . . . . . . . . . . . . . .          10,417               2,755                13,172
     Taxes, insurance and other (H) . . . . . . . .           5,207               2,188                 7,395
     Interest expense (I) . . . . . . . . . . . . .           5,601               1,421                 7,022
     Minority interest in Operating Partnership (J)           1,417                 191                 1,608
     Minority interest in other partnerships (K)  .              21                  88                   109
                                                            -------            --------               -------
       Total expenses . . . . . . . . . . . . . . .          23,635               6,743                30,378
                                                            -------            --------               -------

Net income  . . . . . . . . . . . . . . . . . . . .          12,957               7,136                20,093

Preferred dividends (L) . . . . . . . . . . . . . .           2,949                                     2,949
                                                            -------            --------               -------

Net income applicable to common shareholders (M)  .         $10,008            $  7,136               $17,144
                                                            =======            ========               =======


Net income per common share (M) . . . . . . . . . .         $  0.39                                   $  0.47
                                                            =======                                   =======

Weighted average number of common shares
      outstanding . . . . . . . . . . . . . . . . .          25,459                                    36,526
                                                            =======                                   =======

NOTES TO PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

(A) Represents pro forma adjustments to reflect the historical results of operations prior to the acquisition by the Company for those hotels acquired by the Company in 1996 as adjusted to give effect to the provisions of the Percentage Leases; the effect of the preferred stock offering prior to the date issued in May 1996; and other pro forma adjustments reflecting additional overhead expenses and interest expenses. Those hotels acquired during 1996 and the dates of acquisition are as follows:

Anaheim, California, Embassy Suites . . . . . . . . . . . . . . . . . . . . . . . . .  January 3, 1996
Baton Rouge, Louisiana, Embassy Suites  . . . . . . . . . . . . . . . . . . . . . . .  January 3, 1996
Birmingham, Alabama, Embassy Suites . . . . . . . . . . . . . . . . . . . . . . . . .  January 3, 1996
Deerfield Beach, Florida, Embassy Suites  . . . . . . . . . . . . . . . . . . . . . .  January 3, 1996
Ft. Lauderdale, Florida, Embassy Suites . . . . . . . . . . . . . . . . . . . . . . .  January 3, 1996
Miami (Airport), Florida, Embassy Suites  . . . . . . . . . . . . . . . . . . . . . .  January 3, 1996
Milpitas, California, Embassy Suites  . . . . . . . . . . . . . . . . . . . . . . . .  January 3, 1996
Phoenix (Camelback), Arizona, Embassy Suites  . . . . . . . . . . . . . . . . . . . .  January 3, 1996
South San Francisco, California, Embassy Suites . . . . . . . . . . . . . . . . . . .  January 3, 1996
Lexington, Kentucky, Hilton . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  January 10, 1996
Piscataway, New Jersey, Embassy Suites  . . . . . . . . . . . . . . . . . . . . . . .  January 10, 1996
Beaver Creek (Avon-Vail), Colorado, Embassy Suites  . . . . . . . . . . . . . . . . .  February 20, 1996
Boca Raton, Florida, Embassy Suites . . . . . . . . . . . . . . . . . . . . . . . . .  February 28, 1996
LAX (El Segundo), California, Embassy Suites  . . . . . . . . . . . . . . . . . . . .  March 27, 1996
Mandalay, California, Embassy Suites  . . . . . . . . . . . . . . . . . . . . . . . .  May 8, 1996
Napa, California, Embassy Suites  . . . . . . . . . . . . . . . . . . . . . . . . . .  May 8, 1996
Deerfield, Illinois, Embassy Suites . . . . . . . . . . . . . . . . . . . . . . . . .  June 20, 1996
San Rafael (Marin County), California, Embassy Suites . . . . . . . . . . . . . . . .  July 18, 1996
Parsippany, New Jersey, Embassy Suites  . . . . . . . . . . . . . . . . . . . . . . .  August 1, 1996
Charlotte, North Carolina, Embassy Suites . . . . . . . . . . . . . . . . . . . . . .  August 1, 1996
Indianapolis, Indiana, Embassy Suites . . . . . . . . . . . . . . . . . . . . . . . .  August 1, 1996
Atlanta-Buckhead, Georgia, Embassy Suites . . . . . . . . . . . . . . . . . . . . . .  October 17, 1996
Kingston Plantation (Myrtle Beach), South Carolina, Embassy Suites  . . . . . . . . .  December 5, 1996

(B) Represents pro forma adjustments to reflect the historical results of operations prior to the acquisition by the Company for those hotels acquired by the Company in 1997 through July 31, to give effect to the provisions of the Percentage Leases; the effect of the Company's common stock offering in the first quarter of 1997; the common stock offering in June 1997; and other pro forma adjustments reflecting additional overhead expenses and interest expense. Those hotels acquired during 1997 and dates of acquisition are as follows:

Omaha, Nebraska, Embassy Suites . . . . . . . . . . . . . . . . . . . . . . . . . . .  February 1, 1997
Bloomington, Minnesota, Embassy Suites  . . . . . . . . . . . . . . . . . . . . . . .  February 1, 1997
Atlanta (Perimeter Center), Georgia, Embassy Suites . . . . . . . . . . . . . . . . .  February 1, 1997
Kansas City (Country Club Plaza), Missouri, Embassy Suites  . . . . . . . . . . . . .  February 1, 1997
Overland Park, Kansas, Embassy Suites . . . . . . . . . . . . . . . . . . . . . . . .  February 1, 1997
Raleigh, North Carolina, Embassy Suites . . . . . . . . . . . . . . . . . . . . . . .  February 1, 1997
San Antonio (Northwest), Texas, Embassy Suites  . . . . . . . . . . . . . . . . . . .  February 1, 1997
Austin (Airport North), Texas, Embassy Suites . . . . . . . . . . . . . . . . . . . .  February 1, 1997
Covina, California, Embassy Suites  . . . . . . . . . . . . . . . . . . . . . . . . .  February 1, 1997
Secaucus, New Jersey, Embassy Suites  . . . . . . . . . . . . . . . . . . . . . . . .  February 1, 1997
Los Angeles (LAX Airport North), California, Embassy Suites . . . . . . . . . . . . .  February 18, 1997
Dana Point, California, Hilton Inn  . . . . . . . . . . . . . . . . . . . . . . . . .  February 21, 1997
Troy, Michigan, Doubletree Guest Suites . . . . . . . . . . . . . . . . . . . . . . .  March 20, 1997
Austin (Downtown), Texas, Doubletree Guest Suites . . . . . . . . . . . . . . . . . .  March 20, 1997
Baltimore Washington International Airport (BWI), Maryland, Doubletree Guest Suites .  March 20, 1997
San Antonio (Airport), Texas, Embassy Suites  . . . . . . . . . . . . . . . . . . . .  May 16, 1997

Nashville (Airport), Tennessee, Doubletree Guest Suites . . . . . . . . . . . . . .    June 5, 1997
Dallas (Market Center), Texas, Embassy Suites . . . . . . . . . . . . . . . . . . .    June 30, 1997
Syracuse, New York, Embassy Suites  . . . . . . . . . . . . . . . . . . . . . . . . .  June 30, 1997
Atlanta (Gateway), Georgia, Sheraton  . . . . . . . . . . . . . . . . . . . . . . . .  June 30, 1997
Atlanta (Galleria), Georgia , Sheraton Suites . . . . . . . . . . . . . . . . . . . .  June 30, 1997
Chicago (O'Hare), Illinois, Sheraton Suites . . . . . . . . . . . . . . . . . . . . .  June 30, 1997
Dallas (Park Central), Texas, Sheraton  . . . . . . . . . . . . . . . . . . . . . . .  June 30, 1997
Phoenix (Crescent), Arizona, Sheraton   . . . . . . . . . . . . . . . . . . . . . . .  June 30, 1997
Lake Buena Vista (Disney World), Florida, Doubletree Guest Suites   . . . . . . . . .  July 31, 1997
Raleigh/Durham, North Carolina, Doubletree Guest Suites   . . . . . . . . . . . . . .  July 31, 1997
Tampa (Rocky Point), Florida, Doubletree Guest Suites   . . . . . . . . . . . . . . .  July 31, 1997

(C) Represents historical or pro forma lease revenue from the Lessee to the Company calculated by applying the contractual or anticipated rent provisions of the Percentage Leases to the historical suite revenues, food and beverage rents and food and beverage revenues of all the Hotels which are consolidated for financial reporting purposes. The income from unconsolidated partnerships is included as a separate line item in the accompanying Pro Forma Statement of Operations as described in Note D. Historical suite revenues for the time period prior to the acquisition by the Company, the date of acquisition, the contractual or anticipated pro forma Percentage Lease revenue for the time period prior to acquisition by the Company and a summary of contractual or anticipated Percentage Lease terms follows (in thousands):

                                                                                 Suite Revenue for the Period
                                                                                     Prior to Acquisition
                                                                                        by the Company
                                                                                        --------------
                                                              Date of          Three Months       The Year Ended
                 Description of Property                    Acquisition           3-31-97            12-31-96
                 -----------------------                    -----------           -------            --------


 Consolidated Hotels:
   Bloomington, MN, Doubletree Guest Suites               February 1, 1997       $     372         $    6,342
   Omaha, NE, Doubletree Guest Suites                     February 1, 1997             332              4,754
   Los Angeles (LAX North), Doubletree Guest Suites      February 18, 1997             830              6,263
   Dana Point, CA, Doubletree Guest Suites               February 21, 1997             832              3,716
   Troy, MI, Doubletree Guest Suites                       March 20, 1997            1,489              6,342
   Austin, TX, Doubletree Guests                           March 20, 1997            1,366              5,696

   Baltimore (BWI), MD, Doubletree Guest Suites            March 20, 1997            1,167              6,236
   Nashville, TN, Doubletree Guest Suites                   June 5, 1997               691              3,164
   Dallas Market Center, TX, Doubletree Guest Suites       June 30, 1997             2,007              7,716
   Syracuse, NY, Embassy Suites                            June 30, 1997             1,336              5,572
   Dallas (Park Central), TX, Sheraton                     June 30, 1997             3,289             13,520
   Phoenix (Crescent), AZ, Sheraton                        June 30, 1997             3,338              9,581
   Chicago (O'Hare), IL, Sheraton Gateway Suites           June 30, 1997             2,155              8,973
   Atlanta (Airport), GA, Sheraton Gateway Hotel           June 30, 1997             2,196              9,841
   Atlanta (Galleria), GA, Sheraton Suites                 June 30, 1997             1,759              8,091

   Lake Buena Vista, FL, Doubletree Guest Suites           July 31, 1997             2,688              8,446
   Raleigh, NC, Doubletree Guest Suites                    July 31, 1997             1,398              5,327
   Tampa (Rocky Point), FL, Doubletree Guest Suites        July 31, 1997             1,864              5,499
                                                                                 ---------        -----------



      Total consolidated hotels                                                    $29,109           $125,079
                                                                                   =======           ========

 Unconsolidated Partnership Hotels:
   Atlanta (Perimeter Center), GA, Embassy Suites         February 1, 1997       $     600         $    8,085
   Austin (Airport North), TX, Embassy Suites             February 1, 1997             528              7,542
   Covina, CA, Embassy Suites                             February 1, 1997             417              4,053
   Overland Park, KS, Embassy Suites                      February 1, 1997             403              5,624
   Kansas City (Plaza), MO, Embassy Suites                February 1, 1997             547              7,604
   Raleigh, NC, Embassy Suites                            February 1, 1997             624              7,592
   San Antonio (NW I-10), TX, Embassy Suites              February 1, 1997             337              5,614
   Secaucus, NJ, Embassy Suites                           February 1, 1997             722              9,816
   San Antonio (Airport), TX, Embassy Suites                May 16, 1997             1,882              7,235
                                                                                 ---------        -----------
      Total unconsolidated hotel partnerships                                     $  6,060          $  63,165
                                                                                  ========          =========

                                                                                 Percentage Lease Revenue
                                                                                      for the Period
                                                                                   Prior to Acquisition
                                                                                      by the Company
                                                                                      --------------
                                                              Date of            Three Months The Year Ended
                 Description of Property                    Acquisition             3-31-97      12-31-96
                 -----------------------                    -----------             -------      --------


 Consolidated Hotels:
   Bloomington, MN, Doubletree Guest Suites               February 1, 1997       $     146      $  3,049
   Omaha, NE, Doubletree Guest Suites                     February 1, 1997             145         2,285
   Los Angeles (LAX North), Doubletree Guest Suites      February 18, 1997             341         2,591
   Dana Point, CA, Doubletree Guest Suites               February 21, 1997             400         1,395
   Troy, MI, Doubletree Guest Suites                       March 20, 1997              791         3,316
   Austin, TX, Doubletree Guests                           March 20, 1997              710         2,828

   Baltimore (BWI), MD, Doubletree Guest Suites            March 20, 1997              516         2,943
   Nashville, TN, Doubletree Guest Suites                   June 5, 1997               267         1,320
   Dallas Market Center, TX, Doubletree Guest Suites       June 30, 1997               952         3,583
   Syracuse, NY, Embassy Suites                            June 30, 1997               499         2,130
   Dallas (Park Central), TX, Sheraton                     June 30, 1997             1,631         6,748
   Phoenix (Crescent), AZ, Sheraton                        June 30, 1997             1,634         4,025
   Chicago (O'Hare), IL, Sheraton Gateway Suites           June 30, 1997             1,263         5,265
   Atlanta (Airport), GA, Sheraton Gateway Hotel           June 30, 1997               979         4,548
   Atlanta (Galleria), GA, Sheraton Suites                 June 30, 1997               783
                                                                                                   3,817
   Lake Buena Vista, FL, Doubletree Guest Suites           July 31, 1997             1,499         4,467
   Raleigh, NC, Doubletree Guest Suites                    July 31, 1997               704         2,623
   Tampa (Rocky Point), FL, Doubletree Guest Suites        July 31, 1997               999         2,703
                                                                                ----------         -----


      Total consolidated hotels                                                    $14,259       $59,636
                                                                                   =======       =======

 Unconsolidated Partnership Hotels:
   Atlanta (Perimeter Center), GA, Embassy Suites         February 1, 1997       $     271      $  3,889
   Austin (Airport North), TX, Embassy Suites             February 1, 1997             245         3,792
   Covina, CA, Embassy Suites                             February 1, 1997             154         1,293
   Overland Park, KS, Embassy Suites                      February 1, 1997             173         2,641
   Kansas City (Plaza), MO, Embassy Suites                February 1, 1997             236         3,594
   Raleigh, NC, Embassy Suites                            February 1, 1997             296         3,693
   San Antonio (NW I-10), TX, Embassy Suites              February 1, 1997             117         2,487
   Secaucus, NJ, Embassy Suites                           February 1, 1997             268         4,082
   San Antonio (Airport), TX, Embassy Suites                May 16, 1997               831         3,113
                                                                                    ------        ------
      Total unconsolidated hotel partnerships                                     $  2,591       $28,584
                                                                                  ========       =======



                                                                   Annual  Percentage
                                                                       Lease Terms
                                                         ---------------------------------------
                                                                          Suite
                                                            First       Second       Revenue
                 Description of Property                     Tier        Tier      Breakpoint
                 -----------------------                     ----        ----      ----------
 Consolidated Hotels:
   Bloomington, MN, Doubletree Guest Suites                  17%          65%          $2,468
   Omaha, NE, Doubletree Guest Suites                        17%          65%          $1,703
   Los Angeles (LAX North), Doubletree Guest Suites          17%          65%          $3,176
   Dana Point, CA, Doubletree Guest Suites                   17%          65%          $2,211
   Troy, MI, Doubletree Guest Suites                         17%          65%          $1,935
   Austin, TX, Doubletree Guests                             17%          65%          $1,961
   Baltimore (BWI), MD, Doubletree Guest Suites              17%          65%          $2,536

   Nashville, TN, Doubletree Guest Suites                    17%          65%          $1,585
   Dallas Market Center, TX, Doubletree Guest Suites         17%          65%          $3,069
   Syracuse, NY, Embassy Suites                              17%          65%          $3,227
   Dallas (Park Central), TX, Sheraton                       17%          65%          $4,997
   Phoenix (Crescent), AZ, Sheraton                          17%          65%          $5,175
   Chicago (O'Hare), IL, Sheraton Gateway Suites             17%          65%          $1,602
   Atlanta (Airport), GA, Sheraton Gateway Hotel             17%          65%          $4,215
   Atlanta (Galleria), GA, Sheraton Suites                   17%          65%          $3,185
   Lake Buena Vista, FL, Doubletree Guest Suites             17%          65%          $2,272
   Raleigh, NC, Doubletree Guest Suites                      17%          65%          $1,900
   Tampa (Rocky Point), FL, Doubletree Guest Suites          17%          65%          $1,939
      Total consolidated hotels


 Unconsolidated Partnership Hotels:
   Atlanta (Perimeter Center), GA, Embassy Suites            17%          65%          $2,949
   Austin (Airport North), TX, Embassy Suites                17%          65%          $2,378
   Covina, CA, Embassy Suites                                17%          65%          $3,066
   Overland Park, KS, Embassy Suites                         17%          65%          $2,114
   Kansas City (Plaza), MO, Embassy Suites                   17%          65%          $2,976
   Raleigh, NC, Embassy Suites                               17%          65%          $2,711
   San Antonio (NW I-10), TX, Embassy Suites                 17%          65%          $2,474
   Secaucus, NJ, Embassy Suites                              17%          65%          $4,788
   San Antonio (Airport), TX, Embassy Suites                 17%          65%          $3,311
      Total unconsolidated hotel partnerships

(D) Represents historical or pro forma income from unconsolidated partnerships to the Company calculated by applying the Company's pro rata ownership percentage to the net income of the unconsolidated partnerships, computed using the contractual or anticipated rent provisions of the Percentage Leases to the historical suite revenues, food and beverage rents and food and beverage revenues of all the hotels; historical taxes, insurance and other; historical depreciation expense; and historical interest expenses. The Company's cost in excess of net book value of the partnership assets deducted to arrive at income from unconsolidated partnerships. This computation is as follows:


                                                                  THREE MONTHS  ENDED       YEAR ENDED
                                                                     MARCH 31, 1997     DECEMBER 31, 1996
                                                                     --------------     -----------------
    Statements of operations information:
       Percentage lease revenue . . . . . . . . . . . . . . . . .        $2,591               $28,584
       Depreciation . . . . . . . . . . . . . . . . . . . . . . .         1,190                12,536
       Taxes, insurance and other . . . . . . . . . . . . . . . .           448                 3,166
       Interest expense . . . . . . . . . . . . . . . . . . . . .           986                 9,725
                                                                         ------               -------
       Net income (loss)  . . . . . . . . . . . . . . . . . . . .           (33)                3,157
       50 % of  income (loss) attributable to the Company . . . .           (17)                1,579
       Amortization of cost in excess of book value (See Note G)           (268)               (1,271)
                                                                         -------              --------
       Income (loss) from unconsolidated partnerships . . . . . .        $ (285)              $   308
                                                                         =======              ========

(E) Represents elimination of historical interest income earned on excess cash.

(F) Pro forma general and administrative expenses represent executive compensation, legal, audit and other expenses. These amounts are based on historical general and administrative expenses as well as probable 1997 expenses.

(G) Represents depreciation on the Hotels. Depreciation is computed based on estimated useful lives of 40 years for buildings and improvements and five years for furniture, fixtures and equipment. These estimated useful lives are based on management's knowledge of the properties and the hotel industry in general.

             The pro forma depreciation adjustment for the hotels acquired in 1997 and for the year ended December 31, 1996 is as follows:

                           FelCor Suite Hotels, Inc.
                    Real Estate and Accumulated Depreciation
                              as of March 31, 1997
                                 (in thousands)

                                                                                               Asset Cost
                                                                            ---------------------------------------------------
                                                             Date of                    Building and   Furniture
                Description of Property                    Acquisition         Land     Improvements  and Fixtures     Total
                -----------------------                    -----------         ----     ------------  ------------     -----
 Consolidated Hotels:
   Bloomington, MN, Doubletree Guest Suites              February 1, 1997     $  2,038   $  17,731    $     612       $  20,381
   Omaha, NE, Doubletree Guest Suites                    February 1, 1997        1,876      16,328          563          18,767
   Los Angeles (LAX North), Doubletree Guest Suites     February 18, 1997        2,208      19,205          662          22,075
   Dana Point, CA, Doubletree Guest Suites              February 21, 1997        1,787      15,545          536          17,868
   Troy, MI, Doubletree Guest Suites                      March 20, 1997         2,957      25,794          887          29,638
   Austin, TX, Doubletree Guests                          March 20, 1997         2,506      21,858          752          25,116
   Baltimore (BWI), MD, Doubletree Guest Suites           March 20, 1997         2,566      22,381          770          25,717
   Nashville, TN Doubletree Guest Suites                   June 5, 1997          1,080       9,396          324          10,800
   Dallas (Market Center), TX Embassy Suites              June 30, 1997          2,920      25,404          876          29,200
   Syracuse, NY Embassy  Suites                           June 30, 1997          1,750      15,225          525          17,500
   Atlanta (Airport), GA Sheraton Suites hotel            June 30, 1997          3,000      26,100          900          30,000
   Atlanta (Galleria), GA Sheraton hotel                  June 30, 1997          3,600      31,320        1,080          36,000
   Chicago (O'Hare), IL Sheraton Suite hotel              June 30, 1997          4,800      41,760        1,440          48,000
   Dallas (Park Central), TX Sheraton hotel               June 30, 1997          5,000      43,500        1,500          50,000
   Phoenix (Crescent), AZ Sheraton hotel                  June 30, 1997          3,600      31,320        1,080          36,000
   Pickett Acquisition (3) Doubletree Guest Suites        July 31, 1997          7,230      62,901        2,169          72,300
                                                                               -------    --------      -------        --------
      Total consolidated hotels                                                $48,918    $425,768      $14,676        $489,362
                                                                               =======    ========      =======        ========
                                                                                   Annual Depreciation Expense
                                                                             ----------------------------------------
                                                             Date of          Building and     Furniture
                Description of Property                    Acquisition        Improvements   and Fixtures     Total
                -----------------------                    -----------        ------------   ------------     -----
 Consolidated Hotels:
   Bloomington, MN, Doubletree Guest Suites              February 1, 1997      $     443       $   122      $     565
   Omaha, NE, Doubletree Guest Suites                    February 1, 1997            408           113            521
   Los Angeles (LAX North), Doubletree Guest Suites     February 18, 1997            480           132            612
   Dana Point, CA, Doubletree Guest Suites              February 21, 1997            389           107            496
   Troy, MI, Doubletree Guest Suites                      March 20, 1997             645           177            822
   Austin, TX, Doubletree Guests                          March 20, 1997             546           150            696
   Baltimore (BWI), MD, Doubletree Guest Suites           March 20, 1997             560           154            714
   Nashville, TN Doubletree Guest Suites                   June 5, 1997              235            65            300
   Dallas (Market Center), TX Embassy Suites              June 30, 1997              633           180            813
   Syracuse, NY Embassy  Suites                           June 30, 1997              381           105            486
   Atlanta (Airport), GA Sheraton Suites hotel            June 30, 1997              653           180            833
   Atlanta (Galleria), GA Sheraton hotel                  June 30, 1997              783           216            999
   Chicago (O'Hare), IL Sheraton Suite hotel              June 30, 1997            1,044           293          1,337
   Dallas (Park Central), TX Sheraton hotel               June 30, 1997            1,088           305          1,393
   Phoenix (Crescent), AZ Sheraton hotel                  June 30, 1997              784           222          1,006
   Pickett Acquisition (3) Doubletree Guest Suites        July 31, 1997            1,572           439          2,011
                                                                                 -------        ------        -------
      Total consolidated hotels                                                  $10,644        $2,960        $13,604
                                                                                 =======        ======        =======




                                                                                           Acquisition Cost        Annual
                                                          Acquisition       Acquisition    in Excess of Net     Amortization
                                                             Date              Cost           Book Value       of Excess Cost
                                                             ----              ----           ----------       --------------
 Unconsolidated Partnership Hotels:
   Atlanta (Perimeter Center), GA, Embassy Suites      February 1, 1997       $  9,620          $  9,199            $   230
   Austin (Airport North), TX, Embassy Suites          February 1, 1997          8,965             6,486                162
   Covina, CA, Embassy Suites                          February 1, 1997          2,229            (3,329)               (83)
   Overland Park, KS, Embassy Suites                   February 1, 1997          5,673             4,928                123
   Kansas City (Plaza), MO, Embassy Suites             February 1, 1997          8,224             7,161                179
   Raleigh, NC, Embassy Suites                         February 1, 1997          9,739             8,764                219
   San Antonio (NW I-10), TX, Embassy Suites           February 1, 1997          4,768             3,445                 86
   Secaucus, NJ, Embassy Suites                        February 1, 1997          9,001             7,103                178
   San Antonio (Airport), TX, Embassy Suites             May 16, 1997            6,500             7,085                177
                                                                               -------           -------            -------
      Total unconsolidated hotel partnerships                                  $64,719           $50,842             $1,271
                                                                               =======           =======             ======

(H) Pro forma real estate, personal property tax, franchise taxes, property insurance, ground lease and other expenses for the year ended December 31, 1996 represent expenses to be paid by the Partnership. Such amounts were primarily derived from historical amounts paid with respect to the Hotels. The three months ended March 31, 1997 real estate, personal property and franchise taxes, property insurance, and ground lease expenses are computed in a similar manner as the year ended December 31, 1996 pro forma adjustments. A schedule of property taxes and insurance derived from the historical amounts paid for the hotels acquired in 1997 follows:

                                                                PROPERTY TAXES               PROPERTY INSURANCE
                                                                --------------               ------------------
                                                            3/31/97       12/31/96        3/31/97        12/31/96
                                                            -------       --------        -------        --------
                                                                              (IN THOUSANDS)
                DESCRIPTION OF PROPERTY
                -----------------------
Consolidated Hotels:
  Bloomington, MN, Doubletree Guest Suites                  $   59         $  707            $  1           $ 17
  Omaha, NE, Doubletree Guest Suites                            14            170               1             13
  Los Angeles (LAX North), Doubletree Guest Suites              44            320              20             91
  Dana Point, CA, Doubletree Guest Suites                       16             62              25             13
  Troy, MI, Doubletree Guest Suites                             91            354               5             21
  Austin, TX, Doubletree Guests                                 97            466               3             13
  Baltimore (BWI), MD, Doubletree Guest Suites                  38            223               2              7
  Lake Buena Vista, FL, Doubletree Guest Suites                 99            399               4             16
  Raleigh, NC, Doubletree Guest Suites                          40            149               4             14
  Tampa (Rocky Point), FL, Doubletree Guest Suites              59            237              10             39
  Nashville, TN, Doubletree Guest Suites                        21             75               2              8
  Dallas Market Center, TX, Doubletree Guest Suites            139            505               5             19
  Syracuse, NY, Embassy Suites                                  84            329               5             16
  Dallas (Park Central), TX Sheraton                           169            595              15             70
  Phoenix, AZ, Sheraton Crescent                               206            748               7             24
  Chicago (O'Hare), IL, Sheraton Gateway Suites                323          1,366               5             20
  Atlanta (Airport), GA, Sheraton Gateway Hotel                123            443               6             25
  Atlanta (Galleria), GA, Sheraton Suites                       96            369               4             16
                                                            ------         ------            ----           ----
     Total consolidated hotels                              $1,718         $7,517            $124           $442
                                                            ======         ======            ====           ====

Unconsolidated Partnership Hotels:
  Atlanta (Perimeter Center), GA, Embassy Suites            $   22         $  172            $  2           $ 17
  Austin (Airport North), TX, Embassy Suites                    41            435               2             17
  Covina, CA, Embassy Suites                                    14           (810)              8             96
  Overland Park, KS, Embassy Suites                             34            370               1             14
  Kansas City (Plaza), MO, Embassy Suites                       35            359               3             29
  Raleigh, NC, Embassy Suites                                   17            171               1             16
  San Antonio (NW I-10), TX, Embassy Suites                     35            385               1             15
  Secaucus, NJ, Embassy Suites                                  47            560               2             22
  San Antonio (Airport), TX, Embassy Suites                    116            418               5             18
                                                            ------         ------            ----           ----
     Total unconsolidated hotel partnerships                $  361         $2,060            $ 25           $244
                                                            ======         ======            ====           ====

(I) Represents both historical and pro forma interest expense computed based on borrowings outstanding for the respective periods multiplied by the applicable fixed or variable interest rate as stated in the applicable debt instruments. The pro forma adjustment assumes additional borrowings against the Chase Line of Credit in the amount of $92.7 million were required in order to finance the 1997 Acquisition Hotel purchases and includes additional interest expense incurred prior to the acquisition date by the Company. The increase in the pro forma debt balance from December 31, 1996 to March 31, 1997 primarily relates to borrowings associated with the renovation of the Company's hotels. The variable interest rates used to calculate the pro forma adjustment to interest expense were the same as the historical rates used to calculate the outstanding borrowings on the Line of Credit for the same respective periods ended December 31, 1996 and March 31, 1997. The period end pro forma debt balances, average interest rates and pro forma interest expense for the year end December 31, 1996 and March 31, 1997 follow:

                                                                          DECEMBER 31, 1996
                                                                            (IN THOUSANDS)
                                                                            --------------
                                                                 DEBT       INTEREST      INTEREST
                                                               BALANCE        RATE       EXPENSE(1)
                                                               -------        ----       ----------
Line of Credit  . . . . . . . . . . . . . . . . . . . . .     $235,396        7.30%        $16,419
Term Loan . . . . . . . . . . . . . . . . . . . . . . . .       85,000        7.41%          1,693
Renovation loan . . . . . . . . . . . . . . . . . . . . .       25,000        7.27%            852
Other debt payable  . . . . . . . . . . . . . . . . . . .        1,550        6.75%          3,520
Capital leases  . . . . . . . . . . . . . . . . . . . . .       12,875       12.50%          1,706
                                                              --------                     -------
                                                              $359,821                     $24,190
                                                              ========                     =======

                                                                        MARCH 31, 1997
                                                                        (IN THOUSANDS)
                                                                        --------------
                                                                DEBT        INTEREST      INTEREST
                                                              BALANCE         RATE      EXPENSE(1)
                                                              -------         ----      -----------
Line of Credit  . . . . . . . . . . . . . . . . . . . . .    $225,260         7.30%        $4,232
Term Loan . . . . . . . . . . . . . . . . . . . . . . . .      85,000         7.97%         1,693
Renovation loan . . . . . . . . . . . . . . . . . . . . .      25,000         6.24%           390
Other debt payable  . . . . . . . . . . . . . . . . . . .         650         6.00%           320
Capital leases  . . . . . . . . . . . . . . . . . . . . .      12,577        12.50%           387
                                                             --------                      ------
                                                             $348,487                      $7,022
                                                             ========                      ======

         (1) Pro forma interest expense represents interest expense applicable to the pro forma weighted average borrowings outstanding during the periods presented which at times exceeds the pro forma borrowings outstanding at the end of the periods.

(J) Calculated as approximately 7.41% and 7.84% of income before minority interest for pro forma results of operations for the three months ended March 31, 1997 and the year ended December 31, 1996, respectively.

(K) Represents historical and pro forma minority interest expense related to 3 hotels in which Doubletree has a 10% limited partnership interest. Minority interest is calculated as 10% of net income computed using the rent provisions of the Percentage Leases to the historical suite revenues; historical taxes, insurance and other; historical depreciation expense; and historical interest expenses. This computation is as follows:

                                                     THREE MONTHS ENDED       YEAR ENDED
                                                       MARCH 31, 1997      DECEMBER 31, 1996
                                                       --------------      -----------------
Statement of operations information:
   Percentage lease revenue . . . . . . . . . . .         $ 2,017              $9,087
   Depreciation . . . . . . . . . . . . . . . . .             671               3,521
   Taxes, insurance and other . . . . . . . . . .             251               1,123
   Interest expense . . . . . . . . . . . . . . .             217               2,081
                                                           ------              ------
   Net income (loss) before minority interest . .          $  878              $2,362
                                                           ======              ======

   Minority interest expense - 10% of Net income           $   88              $  236
                                                           ======              ======

(L) The 1996 pro forma adjustment to preferred dividends assumes the Series A Preferred Stock was issued on January 1, 1996. The adjustment reflects the additional dividends that would have been paid in 1996 and prior to May 6, 1996, the actual date of issuance.

(M) Pro forma income applicable to common shareholders excludes the extraordinary charge from write off of deferred financing fees in the amount of approximately $2,354,000 from the "Historical Company" for the year ended December 31, 1996.

                           FELCOR SUITE HOTELS, INC.
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                                 MARCH 31, 1997
                       (UNAUDITED, AMOUNTS IN THOUSANDS)

         The following unaudited Pro Forma Consolidated Balance Sheet of FelCor Suite Hotels, Inc. (the "Company") is presented as if the acquisition of the hotels acquired subsequent to March 31, 1997 and the consummation of the June 1997 equity offering and related transactions had occurred on March 31, 1997. Such pro forma information is based in part upon the consolidated balance sheet of the Company. In management's opinion, all adjustments necessary to reflect the effects of these transactions have been made.

         The following unaudited Pro Forma Consolidated Balance Sheet is not necessarily indicative of what the actual financial position of the Company would have been assuming such transactions had been completed as of March 31, 1997, nor does it purport to represent the future financial position of the Company.

                                                                                 PRO FORMA
                                                                 HISTORICAL     ADJUSTMENTS      PRO FORMA
                                                                 ----------     -----------      ---------
                                                ASSETS
Investment in hotels  . . . . . . . . . . . . . . . . . . . .    $1,061,340       $329,800 (A)   1,391,140

Investment in unconsolidated partnerships . . . . . . . . . .       118,320          6,500 (B)     124,820
Cash and cash equivalents . . . . . . . . . . . . . . . . . .        10,957         (1,625)(C)       9,332
Deposits  . . . . . . . . . . . . . . . . . . . . . . . . . .         1,616                          1,616
Due from Lessee . . . . . . . . . . . . . . . . . . . . . . .        15,630                         15,630
Deferred expenses . . . . . . . . . . . . . . . . . . . . . .         3,702                          3,702
Other assets  . . . . . . . . . . . . . . . . . . . . . . . .           793                            793
                                                                 ----------       ---------     ----------


         Total assets . . . . . . . . . . . . . . . . . . . .    $1,212,358       $334,675      $1,547,033
                                                                 ==========       ========      ==========

                                       LIABILITIES AND SHAREHOLDERS' EQUITY

Distributions payable . . . . . . . . . . . . . . . . . . . .    $   17,610                     $   17,610
Accrued expenses and other liabilities  . . . . . . . . . . .         4,740                          4,740
Debt  . . . . . . . . . . . . . . . . . . . . . . . . . . . .       353,650       $(17,740)(D)     335,910
Capital lease obligations . . . . . . . . . . . . . . . . . .        12,577                         12,577
Minority interest in Operating Partnership  . . . . . . . . .        62,661         11,682 (E)      74,343
Minority interest in other partnerships . . . . . . . . . . .         8,043                          8,043
                                                                 ----------       --------      ----------


         Total liabilities  . . . . . . . . . . . . . . . . .       459,281         (6,058)        453,223
                                                                 ----------       --------      ----------

Shareholders' Equity:
Preferred stock . . . . . . . . . . . . . . . . . . . . . . .       151,250                        151,250
Common stock  . . . . . . . . . . . . . . . . . . . . . . . .           266            112 (F)         378
Treasury stock  . . . . . . . . . . . . . . . . . . . . . . .                      (41,106)(G)     (41,106)
Additional paid in capital  . . . . . . . . . . . . . . . . .       620,465        381,727 (H)   1,002,192
Unearned officers' and directors' compensation  . . . . . . .        (2,448)                        (2,448)
Distributions in excess of earnings . . . . . . . . . . . . .       (16,456)                       (16,456)
                                                                 ----------       --------      ----------


         Total shareholders' equity . . . . . . . . . . . . .       753,077        340,733       1,093,810
                                                                 ----------       --------      ----------

         Total liabilities and shareholders' equity . . . . .    $1,212,358       $334,675      $1,547,033
                                                                 ==========       ========      ==========

                           FELCOR SUITE HOTELS, INC.

NOTES TO PRO FORMA BALANCE SHEET

(A)      Increase represents the following hotel purchase transactions:

Five Sheraton hotels (purchased June 30, 1997)                                             $200,000
Four Doubletree Guest Suites hotels (purchased June 5, 1997 (1) and July 31, 1997 (3)        83,100
Two Embassy Suites hotels (purchased June 30, 1997)                                          46,700
                                                                                           --------
                                                                                           $329,800
                                                                                           ========

(B) Increase represents the unconsolidated 50% hotel partnership interest in the San Antonio (Airport) Embassy Suites hotel purchased for $6.5 million on May 16, 1997.

(C) Decrease represents cash portion of purchase price of San Antonio (Airport) Embassy Suites Hotel.

(D) Decrease represents payments against outstandings on the Company's line of credit from funds received from the June 1997 equity offering.

(E) Increase represents $4.9 million in Partnership Units issued for acquisition of 50% partnership interest in the San Antonio (Airport) Embassy Suites hotel and the adjustment necessary to reflect a pro forma 7.4% minority interest in the Operating Partnership at March 31, 1997.

(F) Increase reflects the par value of common stock in the June 1997 equity offering.

(G) Represents 1.2 million shares of common stock repurchased from Promus at $36.625 per share net of underwriters' discount and offering expenses.

(H) Net increase reflects the proceeds from the June 1997 offering less the par value of the common stock issued and offering expenses less an allocation to minority interest as follows (in thousands):

Gross proceeds from June 1997 offering(1) . . . . . . . . . . . . . . . .     $410,200
     (11.2 million shares at $36.625 per share)
Offering expenses including underwriters' discount  . . . . . . . . . . .      (21,554)
Par value of common stock . . . . . . . . . . . . . . . . . . . . . . . .         (112)
Allocation to minority interest . . . . . . . . . . . . . . . . . . . . .       (6,807)
                                                                              --------
Net change in additional paid in capital  . . . . . . . . . . . . . . . .     $381,727
                                                                              =========

(1)     Includes 1.2 million shares of common stock repurchased from Promus.

                            DJONT OPERATIONS, L.L.C.

           PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
 FOR THE YEAR ENDED DECEMBER 31, 1996 AND THE THREE MONTHS ENDED MARCH 31, 1997
          (UNAUDITED, AMOUNTS IN THOUSANDS EXCEPT FOR PER SHARE DATA)

        The following unaudited Pro Forma Consolidated Statements of Operations of DJONT Operations, L.L.C. (the "Lessee") are presented as if the acquisitions of all hotels owned by FelCor Suite Hotels, Inc. (the "Company") at December 31, 1996 and those hotels acquired in 1997, through July 31, 1997, and related transactions had occurred as of January 1, 1996 and the Hotels had all been leased to the Lessee pursuant to Percentage Leases. Such pro forma information is based in part upon the Pro Forma Consolidated Statements of Operations of the Company, and the historical Statements of Operations of the 1997 Acquisitions. In management's opinion, all adjustments necessary to reflect the effects of these transactions have been made.

        The following unaudited Pro Forma Consolidated Statements of Operations for the periods presented are not necessarily indicative of what actual results of operations of the Lessee would have been assuming such transactions had been completed on January 1, 1996, nor does it purport to represent the results of operations for future periods.

                                                             YEAR ENDED DECEMBER 31, 1996
                                                  ---------------------------------------------------
                                                  1996 ACQUISITIONS   1997 ACQUISITIONS
                                     HISTORICAL     AND PREFERRED         AND EQUITY       PRO FORMA
                                      COMPANY     STOCK OFFERING(A)     OFFERINGS (B)     ADJUSTMENTS       TOTAL
                                      -------     -----------------     -------------     -----------       -----
Revenues:
   Suite revenue  . . . . . . . .   $ 234,451           $46,393               188,243                       $469,087
   Food and beverage revenue  . .      15,119             8,194                35,569                         58,882
   Food and beverage rent . . . .       2,334               408                   538                          3,280
   Other revenue  . . . . . . . .      17,340             2,802                13,291       $  (316) (C)      33,117
                                    ---------           -------              --------       -------         --------
         Total revenues . . . . .     269,244            57,797               237,641          (316)         564,366
                                    ---------           -------              --------       -------         --------
Expenses:
   Property operating costs
     and expenses   . . . . . . .      66,236            12,417                57,131                        135,784
   Other operating expenses . . .      81,045            20,182                81,268                        182,495
   Management and franchise fees       11,770             5,491                10,754        (3,604) (D)      24,411
   Taxes, insurance and other . .       5,912              (862)               18,155       (12,522) (E)      10,683
   Interest expense . . . . . . .                                              30,545       (30,545) (F)
   Depreciation and amortization                                               32,179       (32,179) (G)
   Percentage lease payments  . .     107,935            20,248                              88,220  (H)     216,403
   Lessee overhead expenses . . .       1,776              (236)                                               1,540
                                    ---------           -------              --------       -------         --------

Income before minority interest .      (5,430)              557                 7,609        (9,686)          (6,950)

    Minority interest . . . . . .                                                               (92) (I)         (92)
                                    ---------           -------              --------       -------         --------

Net loss  . . . . . . . . . . . .   $  (5,430)          $   557              $  7,609       $(9,594)         $(6,858)
                                    =========           =======              ========       =======         ========

                            DJONT OPERATIONS, L.L.C.
           PRO FORMA CONDENSED CONSOLIDATED STATEMENTS  OF OPERATIONS

                                                       THREE MONTHS ENDED MARCH 31, 1997
                                                  ---------------------------------------
                                                                   1997
                                           HISTORICAL        ACQUISITIONS AND       PRO FORMA
                                             COMPANY        EQUITY OFFERING(B)      ADJUSTMENTS      TOTAL
                                         -------------      ------------------      -----------      -----
Revenues:
     Suite revenue  . . . . . . . . .      $ 93,153          $35,169                                $128,322
     Food and beverage revenue  . . .         4,028            8,881                                  12,909
     Food and beverage rent . . . . .           965               51                                   1,016
     Other revenue  . . . . . . . . .         7,069            2,536             $   (73) (C)          9,532
                                           --------          -------             -------            --------
       Total revenues . . . . . . . .       105,215           46,637                 (73)            151,779
                                           --------          -------             -------            --------

Expenses:
     Property operating costs
       and expenses . . . . . . . . .        25,182           10,630                                  35,812
     Other operating costs  . . . . .        26,911           16,662                                  43,573
     Management and franchise fees  .         4,987            2,728              (1,196) (D)          6,519
     Taxes, insurance and other . . .         1,588            3,591              (2,553) (E)          2,626
     Interest expense . . . . . . . .                          4,591              (4,591) (F)
     Depreciation and amortization  .                          5,546              (5,546) (G)
     Percentage lease expenses  . . .        44,615                               16,850  (H)         61,465
     Lessee overhead expenses . . . .           518                                                      518
                                           --------          -------             -------            --------


Income before minority interest . . .         1,414            2,889              (3,037)              1,266
                                           --------          -------             -------            --------

     Minority interest  . . . . . . .           300                                 (213) (I)             87
                                           --------          -------             -------            --------

Net income  . . . . . . . . . . . . .      $  1,114          $ 2,889             $(2,824)           $  1,179
                                           ========          =======             =======            ========

                                        DJONT OPERATIONS, L.L.C.

NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(A) Represents the historical results of operations and pro forma adjustments, for the period prior to the acquisition by the Company, of the hotels acquired by the Company in 1996. Those hotels acquired in 1996 and dates of acquisition are as follows:

Anaheim, California, Embassy Suites . . . . . . . . . . . . . . . . . . . . . . .  January 3, 1996
Baton Rouge, Louisiana, Embassy Suites  . . . . . . . . . . . . . . . . . . . . .  January 3, 1996
Birmingham, Alabama, Embassy Suites . . . . . . . . . . . . . . . . . . . . . . .  January 3, 1996
Deerfield Beach, Florida, Embassy Suites  . . . . . . . . . . . . . . . . . . . .  January 3, 1996
Ft. Lauderdale, Florida, Embassy Suites . . . . . . . . . . . . . . . . . . . . .  January 3, 1996
Miami (Airport), Florida, Embassy Suites  . . . . . . . . . . . . . . . . . . . .  January 3, 1996
Milpitas, California, Embassy Suites  . . . . . . . . . . . . . . . . . . . . . .  January 3, 1996
Phoenix (Camelback), Arizona, Embassy Suites  . . . . . . . . . . . . . . . . . .  January 3, 1996
South San Francisco, California, Embassy Suites . . . . . . . . . . . . . . . . .  January 3, 1996
Lexington, Kentucky, Hilton . . . . . . . . . . . . . . . . . . . . . . . . . . .  January 10, 1996
Piscataway, New Jersey, Embassy Suites  . . . . . . . . . . . . . . . . . . . . .  January 10, 1996
Beaver Creek (Avon-Vail), Colorado, Embassy Suites  . . . . . . . . . . . . . . .  February 20, 1996
Boca Raton, Florida, Embassy Suites . . . . . . . . . . . . . . . . . . . . . . .  February 28, 1996
LAX (El Segundo), California, Embassy Suites  . . . . . . . . . . . . . . . . . .  March 27, 1996
Mandalay, California, Embassy Suites  . . . . . . . . . . . . . . . . . . . . . .  May 8, 1996
Napa, California, Embassy Suites  . . . . . . . . . . . . . . . . . . . . . . . .  May 8, 1996
Deerfield, Illinois, Embassy Suites . . . . . . . . . . . . . . . . . . . . . . .  June 20, 1996
San Rafael (Marin County), California, Embassy Suites . . . . . . . . . . . . . .  July 18, 1996
Parsippany, New Jersey, Embassy Suites  . . . . . . . . . . . . . . . . . . . . .  August 1, 1996
Charlotte, North Carolina, Embassy Suites . . . . . . . . . . . . . . . . . . . .  August 1, 1996
Indianapolis, Indiana, Embassy Suites . . . . . . . . . . . . . . . . . . . . . .  August 1, 1996
Atlanta-Buckhead, Georgia, Embassy Suites . . . . . . . . . . . . . . . . . . . .  October 17, 1996
Kingston (Myrtle Beach), South Carolina, Embassy Suites . . . . . . . . . . . . .  December 5, 1996

(B) Represents the historical results of operations for the period prior to the acquisition by the Company, for those hotels acquired by the Company in 1997. Those hotels acquired during 1997 and dates of acquisition are as follows:

Omaha, Nebraska, Embassy Suites . . . . . . . . . . . . . . . . . . . . . . . . .  February 1, 1997
Bloomington, Minnesota, Embassy Suites  . . . . . . . . . . . . . . . . . . . . .  February 1, 1997
Atlanta (Perimeter Center), Georgia, Embassy Suites . . . . . . . . . . . . . . .  February 1, 1997
Kansas City (Country Club Plaza), Missouri, Embassy Suites  . . . . . . . . . . .  February 1, 1997
Overland Park, Kansas, Embassy Suites . . . . . . . . . . . . . . . . . . . . . .  February 1, 1997
Raleigh, North Carolina, Embassy Suites . . . . . . . . . . . . . . . . . . . . .  February 1, 1997
San Antonio (I-10), Texas, Embassy Suites . . . . . . . . . . . . . . . . . . . .  February 1, 1997
Austin (Downtown), Texas, Embassy Suites  . . . . . . . . . . . . . . . . . . . .  February 1, 1997
Covina, California, Embassy Suites  . . . . . . . . . . . . . . . . . . . . . . .  February 1, 1997
Secaucus, New Jersey, Embassy Suites  . . . . . . . . . . . . . . . . . . . . . .  February 1, 1997
Los Angeles (LAX Airport North), California, Embassy Suites . . . . . . . . . . .  February 18, 1997
Dana Point, California, Hilton Inn  . . . . . . . . . . . . . . . . . . . . . . .  February 21, 1997
Troy, Michigan, Doubletree Guest Suites . . . . . . . . . . . . . . . . . . . . .  March 20, 1997
Austin, Texas, Doubletree Guest Suites  . . . . . . . . . . . . . . . . . . . . .  March 20, 1997
Baltimore (Washington International Airport), Maryland, Doubletree Guest Suites .  March 20, 1997
San Antonio (Airport), Texas, Embassy Suites  . . . . . . . . . . . . . . . . . .  May 16, 1997

Nashville (Airport), Tennessee, Doubletree Guest Suites   . . . . . . . . . . . .  June 5, 1997
Dallas (Market Center), Texas, Embassy Suites . . . . . . . . . . . . . . . . . .  June 30, 1997
Syracuse, New York, Embassy Suites  . . . . . . . . . . . . . . . . . . . . . . .  June 30, 1997
Atlanta (Gateway), Georgia, Sheraton  . . . . . . . . . . . . . . . . . . . . .    June 30, 1997
Atlanta (Galleria), Georgia, Sheraton Suites  . . . . . . . . . . . . . . . . . .  June 30, 1997
Chicago (O'Hare), Illinois, Sheraton Suites   . . . . . . . . . . . . . . . . . .  June 30, 1997
Dallas (Park Central), Texas, Sheraton  . . . . . . . . . . . . . . . . . . . . .  June 30, 1997
Phoenix (Crescent), Arizona, Sheraton   . . . . . . . . . . . . . . . . . . . . .  June 30, 1997
Lake Buena Vista (Disney World), Florida, Doubletree Guest Suites   . . . . . . .  July 31, 1997
Raleigh/Durham, North Carolina, Doubletree Guest Suites   . . . . . . . . . . . .  July 31, 1997
Tampa (Rocky Point), Florida, Doubletree Guest Suites   . . . . . . . . . . . . .  July 31, 1997

(C) Reflects the elimination of historical interest income earned on excess cash.

(D) Represents the elimination of historical management and franchise fees, and the addition of management and franchise fees to be incurred under the new management agreements for the 1997 Acquisitions. The management fees were calculated based on the terms of the management agreements. Also included in the pro forma adjustment are computations for the incentive management fee which varies according to the management agreement.

(E) Reflects the elimination of historical real estate and personal property taxes and property insurance which is to be paid by the Partnership for the 1997 Acquisitions.

(F) Reflects the elimination of historical interest expense for the 1997 Acquisitions. Any future interest expense related to debt will be paid by the Partnership.

(G) Reflects the elimination of historical depreciation and amortization for the 1997 Acquisitions.

(H) Represents lease expenses calculated on a pro forma basis by applying the contractual or anticipated rent provisions of the Percentage Leases to the historical suite revenues, pro forma restaurant rent and historical food and beverage revenues of the Hotels.

(I) Represents minority interest from preferred equity positions in subsidiaries of DJONT.

                              INDEX TO EXHIBITS


Exhibit
Number                        Description of Exhibit
-------                       ----------------------

23.1                          Consent of Coopers and Lybrand, L.L.P.

